UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM  8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported September 10, 2002)

SATX, INC.
(Exact name of registrant as specified in its charter)

Nevada (State of other jurisdiction of incorporation)	000-29755 (Classification Code Number)	87-0293479 (IRS Employer Identification No.)

2424 N. Federal Highway, Suite 160 Boca Raton, FL (Address of principal executive offices)		33431 (Zip Code)

561-417-2988
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

    ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

On March 22, 2002 SATX, Inc. filed a chapter 11 petition for relief under the United States Bankruptcy Code. On October 28, 2002 the Bankruptcy Court signed an order approving SATX’s First Amended Disclosure Statement. The hearing date for approval of SATX’s Plan of Reorganization was set for November 25, 2002. The deadline for submitting objections to the Plan is November 18, 2002. The deadline for all ballots to be timely submitted is November 18, 2002. The ballots must be received no later than the close of business November 18, 2002 at the following address. Jesse Blanco, P.O. Box 680875 San Antonio, Texas 78268.

    ITEM 4.      CHANGE IN THE REGISTRANT’S CERTIFYING ACCOUNTANT

Effective as of September 9, 2002, SATX, Inc. (the “Company”) as a result of the recent merger of several of the Partners of Grassi & Co., CPA’s P.C. into Marcum & Kliegman, LLP, dismissed Grassi & Co., CPA’s P.C. and engaged Marcum & Kliegman, LLP as its independent accountant.  The decision to change accountants was approved by the Board of Directors of the Company.

During the period from June 1, 2001 through September 9, 2002, there were no disagreements with Grassi & Co., CPA’s, P.C. on any matter of accounting principles or practices and financial statement disclosure, which disagreements, if not resolved to the satisfaction of Grassi & Co., CPA’s, P.C., would have caused Grassi & Co., CPA’s, P.C. to make reference thereto in their report on the financial statements for such years. Grassi & Co., CPA’s P.C. did not audit the financial statements for the Company year ended December 31, 2001

During the period from June 1, 2001 through September 9,2002 there were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)).

During the period from June 1, 2001 through September 9, 2002, the Company nor anyone on its behalf, has consulted with Marcum & Kliegman, LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements: or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(2)(i) and (ii) of regulation S-B and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1) (iv) of Regulation S-B.

The Company provided Grassi & Co., CPA’s, P.C. with a copy of the disclosure made under this Item 4 of Form 8-K and has requested that Grassi & Co., CPA’s, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 10, 2002 is filed as Exhibit 17 to this Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

    The following documents are provided as Exhibits to this Form 8-K/A:

    (c) EXHIBITS.

EXHIBIT NO.	DOCUMENT DESCRIPTION
17	Letter dated September 10, 2002, from Grassi & Co. CPA’s, P.C. to the Securities and Exchange Commission regarding change in certifying accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2002	SATX, Inc.

By: /S/ Gary McHenry
Gary McHenry, President

EXHIBIT NO.	DOCUMENT DESCRIPTION
17	Letter dated September 10, 2002, from Grassi & Co. CPA’s, P.C. to the Securities and Exchange Commission regarding change in certifying accountants.